UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 20, 2026

 TEAM, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 331-6154
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Team, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders on May 20, 2026 (the “Annual Meeting”). At the Annual Meeting, as described below under Item 5.07, the Company’s shareholders approved Amendment No.1 (the “Plan Amendment”) to the Second Amendment and Restatement of the Team, Inc. 2018 Equity Incentive Plan (the “Equity Incentive Plan”) to increase the number of shares available for issuance under the Equity Incentive Plan by 250,000 shares of common stock, par value $0.30 per share. The Plan Amendment became effective on February 18, 2026, subject to the approval of the Company’s shareholders at the Annual Meeting.

A more complete description of the terms of the Equity Incentive Plan, as amended by the Plan Amendment, can be found in “Proposal Five-Approval of Amendment No. 1 to the Second Amendment and Restatement of the Team, Inc. 2018 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entireties by reference to (i) the full text of the Equity Incentive Plan incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and (ii) the full text of the Plan Amendment, a copy of which is included in the Proxy Statement as Appendix B thereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s shareholders considered five proposals at the Annual Meeting, each of which is described in more detail in the Proxy Statement. At the Annual Meeting, the nominees for election as directors set forth in Proposal One were each re-elected and Proposals Two through Five were each approved. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

Proposal One: Election of Directors

The Company’s shareholders elected three Class I directors to the Board of Directors of the Company to each serve for a three-year term expiring at the 2029 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominee	Votes For	Withheld	Broker Non-Votes
Anthony R. Horton	2,221,248	83,861	589,860
Evan S. Lederman	2,298,663	6,446	589,860
K. Niclas Ytterdahl	2,297,808	7,301	589,860

Proposal Two: Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, named executive officer compensation for fiscal year 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,246,468	6,521	52,120	589,860

Proposal Three: Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2026

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,867,656	25,835	1,478	0

Proposal Four: Stellex Warrant Shares Issuance Proposal

Pursuant to NYSE Listing Rule 312.03(c), the Company’s shareholders approved the issuance of the shares of common stock, par value $0.30 per share, underlying the Warrants (as defined in the Proxy Statement) in accordance with the terms thereof, including, as applicable, below the Minimum Price to and including the Adjustment Floor (each, as defined in the Proxy Statement).

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,276,017	25,655	3,437	589,860

Proposal Five: Approval of Amendment No.1 to the Second Amendment and Restatement of the Team, Inc. 2018 Equity Incentive Plan

The Company’s shareholders approved Amendment No.1 to the Second Amendment and Restatement of the Team, Inc. 2018 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,290,371	11,662	3,076	589,860

Exhibit number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ James C. Webster
James C. Webster
Executive Vice President, Chief Legal Officer and Secretary
Dated: May 20, 2026